Filed Pursuant to Rule 497(b)

File No. 333-238576

Important Information for Shareholders of

Nuveen Large Cap Value Fund

At a special meeting of shareholders of Nuveen Large Cap Value Fund (the “Target Fund”), a series of Nuveen Investment Trust (“NIT”), you will be asked to vote on the reorganization of the Target Fund into Nuveen Dividend Value Fund (the “Acquiring Fund”), a series of Nuveen Investment Funds, Inc. (“NIF”) (the “Reorganization”). The Target Fund and the Acquiring Fund are together referred to herein as the “Funds” and individually as a “Fund.”

The Board of Trustees of NIT (the “Board”), comprised entirely of independent board members, unanimously recommends that you vote FOR the proposal.

Although we recommend that you read the complete Proxy Statement/Prospectus enclosed herewith, for your convenience we have provided the following brief overview of the proposal to be voted on.

Q.	Why is the Reorganization being proposed?

A.

As part of its ongoing review of the products it offers, Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, proposed the Reorganization because the Target Fund’s performance history, as well as outflows over the last three years, has limited the Target Fund’s prospects for asset growth and the operating efficiencies and expense reductions that typically accompany such growth. The Reorganization will allow shareholders of the Target Fund to continue their investment in a Fund with a focus on large-capitalization equity securities with a value orientation and better historical performance. In addition, as discussed in further detail below, the Reorganization is expected to result in cost savings to shareholders of the Target Fund as a result of an expense cap that, subject to completion of the Reorganization, will be in effect for the combined fund through at least July 31, 2022. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Approval by the Board of Trustees” for information on the Board’s considerations.

Q.	How will the Reorganization affect my shares?

A.

If shareholders of the Target Fund approve the Reorganization, you will become a shareholder of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder upon the closing of the Reorganization. Holders of shares of the Target Fund will receive the same class of shares of the Acquiring Fund. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Description of Securities to Be Issued” for additional information.

Q.	Will Target Fund shareholders incur sales loads or contingent deferred sales charges on Acquiring Fund shares received in the Reorganization?

A.

The front-end sales load on Class A shares of the Acquiring Fund received in the Reorganization will be waived. Class A shares and Class C shares of the Acquiring Fund received in the Reorganization in exchange for Class A and Class C shares of the Target Fund that were subject to a contingent deferred sales charge (“CDSC”) will remain subject to that CDSC until the expiration of the 18 month (in the case of Class A shares) or 12 month (in the case of Class C shares) period from the date of the original purchase of the Target Fund shares.

Q.	Are the Funds managed by the same investment adviser, sub-adviser and portfolio managers?

A.

The Funds are managed by the same investment adviser, Nuveen Fund Advisors, LLC (previously defined as the “Adviser”). Each Fund is sub-advised by Nuveen Asset Management, LLC, an affiliate of the Adviser. The Funds are managed by different portfolio management teams—the Target Fund is managed by Robert C. Doll and Scott M. Tonneson, while the Acquiring Fund is managed by David A. Chalupnik, CFA, and Evan F. Staples, CFA. Upon completion of the Reorganization, Mr. Chalupnik and Mr. Staples will continue to serve as portfolio managers for the Acquiring Fund.

Q.	How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

A.

The investment objective of the Target Fund is to provide investors with long-term capital appreciation, and the investment objective of the Acquiring Fund is long-term growth of capital and income. Both Funds invest primarily in equity securities with a value orientation, and each Fund also has significant exposure to large-capitalization companies.

However, there are differences in the Funds’ principal investment strategies and associated risk factors. In particular, the Acquiring Fund will attempt to maintain a dividend that will grow over time by investing in equity securities (including convertible preferred stocks and corporate debt securities that are convertible into common stocks without regard to credit rating) that will provide current income at the time of purchase, while the Target Fund does not focus on current income. Given its ability to invest in convertible securities, which share certain characteristics with both equity and debt securities, the Acquiring Fund, to the extent it invests in such convertible securities, is subject to risks associated with debt securities. In addition, the Acquiring Fund may invest up to 15% of its net assets in non-dollar denominated equity securities of non-U.S. issuers, including those located in emerging markets, and thus the Acquiring Fund is also subject to non-U.S./emerging markets risk as a principal risk factor. None of these risks are principal risks of the Target Fund. See the sections of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Summary—Investment Objectives and Principal Investment Strategies,” “The Proposed Reorganization—Comparison of the Funds—Principal Investment Strategies” and “The Proposed Reorganization—Risk Factors” for a comparison of, and additional information regarding, each Fund’s principal investment strategies and risks.

Q.	How will the Reorganization impact fees and expenses?

A.

Currently, the Target Fund has an expense cap in place that limits the Target Fund’s net expenses (excluding 12b-1 distribution and/or service fees, acquired fund fees and expenses, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) to 0.79% of the average daily net assets of each class of Target Fund shares through July 31, 2022 (1.20% after July 31, 2022). If the Reorganization is approved and completed, the Adviser has agreed to put in place an expense cap of 0.74% of the average daily net assets of each class of Acquiring Fund shares through July 31, 2022. This new cap is expected to result in expense savings for shareholders of both Funds through at least July 31, 2022. The Acquiring Fund’s new expense cap may be terminated or modified prior to July 31, 2022 only with the approval of the Board of Directors of NIF. If the new expense cap is not renewed after its July 31, 2022 expiration date, the management fees and total annual fund operating expenses borne by shareholders of the Acquiring Fund could increase to a rate higher than that of the Target Fund before the reorganization depending upon, among other things, the size of the Acquiring Fund at that time. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Comparison of the Funds—Fees and Expenses” for additional information.

Q.	Will the portfolio of the Target Fund be repositioned prior to the Reorganization?

A.

Yes. Prior to the Reorganization, the Target Fund will sell certain securities in order to better align its portfolio with the Acquiring Fund’s portfolio. If this portfolio repositioning had occurred as of March 31, 2020, it is estimated that approximately 79% (or $185.8 million) of the Target Fund’s investment portfolio would have been sold, which would have resulted in brokerage commissions or other transaction costs of approximately $457,000 (or approximately $0.02 per Target Fund share) for the Target Fund, based on average commission rates normally paid by the Fund. These transaction costs represent expenses of the Target Fund that will not be subject to the Fund’s expense cap and thus will be borne by the Target Fund and its shareholders. Gains, if any, from such portfolio sales may result in increased distributions of net capital gain and net investment income, which may have tax consequences to Target Fund shareholders. If the portfolio repositioning sales described above had occurred as of March 31, 2020, which is the date of the information provided to the Board, they would have resulted in net realized losses. In addition, if the portfolio repositioning sales described above had occurred as of May 31, 2020, they also would have resulted in net realized losses.

Actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19. See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Material Federal Income Tax Consequences” for additional information.

Q.	Will the Reorganization have any tax consequences to me?

A.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Therefore, it is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. However, prior to the closing of the Reorganization, the Target Fund expects to distribute all its previously undistributed net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). These distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive distributions in cash. The tax treatment of such distributions will be the same whether they are paid in cash or reinvested in additional shares.

In addition, the Target Fund may recognize gains or losses as a result of portfolio sales effected prior to the Reorganization, including sales anticipated in connection with the repositioning described above. Such gains or losses may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund to its shareholders. If the portfolio repositioning sales described above had occurred as of March 31, 2020, which is the date of the information provided to the Board, they would have resulted in net realized losses. In addition, if the portfolio repositioning sales described above had occurred as of May 31, 2020, they also would have resulted in net realized losses.

Actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.

See the section of the enclosed Proxy Statement/Prospectus entitled “The Proposed Reorganization—Material Federal Income Tax Consequences” for additional information on the federal income tax implications of the Reorganization.

Q.	Who will bear the costs of the Reorganization?

A.

If the Reorganization is approved and completed, the direct expenses of the Reorganization will be allocated to the Funds based on anticipated cost savings in the first year following the Reorganization. Based on these anticipated costs savings, the direct costs of the Reorganization allocable to the Target Fund and Acquiring Fund are estimated to be $5,000 and $285,000, respectively. However, because the Target Fund is currently operating above its existing expense cap, it is anticipated that the Adviser or an affiliate will bear the direct costs of the Reorganization that would otherwise be allocated to the Target Fund. In addition, if the Reorganization is not approved or completed, the Adviser will bear all direct costs associated with the Reorganization. Direct costs of the Reorganization do not include the costs associated with portfolio repositioning, which will be borne by the Target Fund.

Q.	What is the timetable for the Reorganization?

A.

If approved by Target Fund shareholders at the special meeting of shareholders on August 17, 2020, the Reorganization is expected to occur after the close of regular trading on the New York Stock Exchange on October 16, 2020.

General

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Fund, at 866-456-7052 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote at the meeting, by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the special meeting?

A.

The special meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the special meeting only if you were a shareholder of the Target Fund as of the close of business on June 5, 2020, or if you hold a valid proxy for the special meeting. No physical meeting will be held.

You will be able to attend the special meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/270120979. You also will be able to vote your shares online by attending the special meeting by webcast. To participate in the special meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NUVL2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central time, on August 17, 2020. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the special meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the special meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the special meeting virtually on the Internet.

To register to attend the special meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

v

Q.	Why hold a virtual meeting?

A.	In light of the public health concerns regarding the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interests of the Target Fund and its shareholders.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the proposed Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposal.

Q.	What will happen if shareholders of the Target Fund do not approve the Reorganization?

A.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options the Board may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the proposal, and your Fund may incur additional solicitation costs in order to obtain sufficient shareholder participation.

June 24, 2020

Dear Shareholders:

We are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Nuveen Large Cap Value Fund (the “Target Fund”), a series of Nuveen Investment Trust. The Special Meeting is scheduled for August 17, 2020, at 2:00 p.m. Central time.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast.

At the Special Meeting, you will be asked to consider and approve the reorganization of the Target Fund into Nuveen Dividend Value Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each, a “Fund”) (the “Reorganization”).

Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, has proposed the Reorganization because the Target Fund’s performance history, as well as outflows over the last three years, has limited the Target Fund’s prospects for asset growth and the operating efficiencies and expense reductions that typically accompany such growth. The Reorganization will allow shareholders of the Target Fund to continue their investment in a Fund with a focus on large-capitalization equity securities with a value orientation and better historical performance. In addition, Target Fund shareholders are expected to experience expense savings as a result of the Reorganization through at least July 31, 2022. The Board of Trustees believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization.

The enclosed Proxy Statement/Prospectus has been prepared to give you information about the proposal.

All shareholders are cordially invited to attend the virtual Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: www.meetingcenter.io/270120979 at the meeting date and time described in the enclosed Proxy Statement/Prospectus. To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NUVL2020. There is no physical location for the Special Meeting.

If you hold your shares through an intermediary, you will need to register at least three business days prior to the Special Meeting by following the instructions in the enclosed Proxy Statement/Prospectus.

We appreciate your attention to this matter and we urge you to vote at your earliest convenience.

Very truly yours,

Christopher M. Rohrbacher

Vice President and Secretary

2

JUNE 24, 2020

NUVEEN LARGE CAP VALUE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 17, 2020

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Nuveen Large Cap Value Fund (the “Target Fund”), a series of Nuveen Investment Trust, a Massachusetts business trust, will be held on August 17, 2020, at 2:00 p.m. Central time (the “Special Meeting”), for the following purposes:

1.

To approve consolidation of the Target Fund into Nuveen Dividend Value Fund (the “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization that provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued Class A, Class C, Class R3, Class R6 and Class I shares of common stock of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of Acquiring Fund shares to shareholders of each corresponding class of the Target Fund in complete liquidation and termination of the Target Fund.

2.	To transact such other business as may properly come before the Special Meeting.

In light of the public health concerns regarding the coronavirus outbreak (COVID-19), the Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Special Meeting by following the instructions included in the Q&A and Proxy Statement/Prospectus. Only shareholders of record as of the close of business on June 5, 2020 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

All Target Fund shareholders are cordially invited to attend the virtual Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Very truly yours,

Christopher M. Rohrbacher

Vice President and Secretary

PROXY STATEMENT/PROSPECTUS

DATED JUNE 24, 2020

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN LARGE CAP VALUE FUND

by

NUVEEN DIVIDEND VALUE FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Large Cap Value Fund (the “Target Fund”), a series of Nuveen Investment Trust (“NIT”), a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held on August 17, 2020, at 2:00 p.m. Central time, and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of NIT (the “Board of Trustees” or the “Trustees”) of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow the shareholders of the Target Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into Nuveen Dividend Value Fund (the “Acquiring Fund”), a series of Nuveen Investment Funds, Inc. (“NIF”), a Maryland corporation and an open-end investment company registered under the 1940 Act. The Target Fund and the Acquiring Fund are together referred to herein as the “Funds” and individually as a “Fund.”

If Target Fund shareholders approve the Reorganization and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund with the same total value as the total value of the Target Fund shares exchanged by such shareholder. Holders of shares of the Target Fund will receive the same class of shares of the Acquiring Fund as they currently hold. The Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund. The address and telephone number of the principal executive office of the Funds, NIT and NIF is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy card and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about June 29, 2020. Shareholders of record as of the close of business on June 5, 2020 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

The Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. There is no physical location for the Special Meeting. If your shares are registered in your name, you will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: www.meetingcenter.io/270120979 at the meeting date and time. To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NUVL2020.

If your shares are held through an intermediary, you must register to participate in the virtual Special Meeting. To register to attend the Special Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, 3 business days prior to the meeting date. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Class A, Class C, Class R3, Class R6 and Class I shares of the Acquiring Fund, as applicable) or investing in the Acquiring Fund, and constitutes an offering of Class A, Class C, Class R3, Class R6 and Class I shares of common stock, par value $0.0001 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganization, dated June 24, 2020 (the “Reorganization SAI”);

(ii)

the Target Fund’s prospectus dated December  31, 2019, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 333-03715 and 811-07619);

(iii)

the Target Fund’s statement of additional information dated December 31, 2019, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 333-03715 and 811-07619);

(iv)	the audited financial statements contained in the Target Fund’s annual report, only insofar as they relate to the Target Fund, for the fiscal year ended August 31, 2019 (File No. 811-07619); and

(v)

the unaudited financial statements contained in the Target Fund’s semi-annual report, only insofar as they relate to the Target Fund, for the semi-annual period ended February 29, 2020 (File No. 811-07619).

Copies of the foregoing, as well as copies of the prospectus and shareholder reports of the Acquiring Fund, may be obtained without charge on the Funds’ website at https://www.nuveen.com/mutual-funds, by calling (800) 257-8787 or by writing the applicable Fund at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request the Reorganization SAI, please ask for the “Dividend Value Fund Reorganization SAI.” These reports contain important additional information about the Funds and their investments.

Each of NIT and NIF is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by NIT and NIF (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s internet site at http://www.sec.gov.

ii

i

THE PROPOSED REORGANIZATION

Summary

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization attached hereto as Appendix A. If shareholders of the Target Fund approve the Reorganization and it is completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

This Proxy Statement/Prospectus constitutes an offering of Class A, Class C, Class R3, Class R6 and Class  I shares of the Acquiring Fund.

Background

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to each of the Funds. The Adviser has proposed the Reorganization because the Target Fund’s performance history, as well as outflows over the last three years, has limited the Target Fund’s prospects for asset growth and the operating efficiencies and expense reductions that typically accompany such growth. The Reorganization will allow shareholders of the Target Fund to continue their investment in a fund with a focus on large-capitalization equity securities with a value orientation and better historical performance. In addition, Target Fund shareholders are expected to experience expense savings as a result of the Reorganization through at least July 31, 2022.

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by (i) NIT, on behalf of the Target Fund, (ii) NIF, on behalf of the Acquiring Fund, and (iii) the Adviser (the “Agreement”). The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued Class A, Class C, Class R3, Class R6 and Class I shares of common stock, par value $0.0001 per share, of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of Acquiring Fund shares to shareholders of each corresponding class of the Target Fund in complete liquidation and termination of the Target Fund.

The Board of Trustees unanimously approved the Reorganization and the Agreement at a meeting held on April 27–28, 2020. The Board of Trustees recommends a vote “FOR” the Reorganization.

The Agreement provides that the direct costs of the Reorganization will be allocated between the Funds ratably based on the cost savings each Fund is projected to experience in the first year following the Reorganization. The Adviser has agreed that it or its affiliates will bear the direct costs of the Reorganization if the expenses of a Fund, including direct costs of the Reorganization, exceed existing expense caps. Because the Target Fund is currently operating above its existing expense cap, it is anticipated that the Adviser or an affiliate (the Adviser and its affiliates, collectively, “Nuveen”) will bear all of the direct costs of the Reorganization that would otherwise be allocated to the Target Fund. In addition, if the Reorganization is not approved or completed, the Adviser will bear all direct costs associated with the proposal. Direct costs of the Reorganization do not include the costs of the portfolio repositioning that will occur in advance of the Reorganization, which will be borne by the Target Fund and its shareholders. See “The Proposed Reorganization—Reorganization Expenses” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur after the close of regular trading on the New York Stock Exchange on October 16, 2020 or such other date as agreed to by the parties (the “Closing Date”). If the Reorganization is not approved, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, which may include continuing to operate the Fund as a stand-alone fund, liquidating the Fund or such other options the Board of Trustees of NIT may consider.

If the Reorganization is approved and completed, shareholders of the Target Fund, a series of NIT, a Massachusetts business trust, will become shareholders of the Acquiring Fund, a series of NIF, a Maryland corporation. Maryland corporation law differs from Massachusetts business trust law in certain respects, including with respect to shareholder voting. For a more detailed comparison of Massachusetts business trusts and Maryland corporations, please see “The Proposed Reorganization—Comparison of Massachusetts Business Trusts and Maryland Corporations” below.

Investment Objectives and Principal Investment Strategies

The investment objective of the Target Fund is to provide investors with long-term capital appreciation, and the investment objective of the Acquiring Fund is long-term growth of capital and income.

The Funds have similar principal investment strategies in that each Fund invests primarily in equity securities. Each Fund also has significant exposure to large-capitalization companies. However, there are some differences in the Funds’ principal investment strategies.

In particular, consistent with its investment objective, the Acquiring Fund focuses on higher-yielding equity securities (including convertible securities) in order to provide distributions of income to its shareholders, whereas the Target Fund is focused on capital appreciation. In addition, the Acquiring Fund may invest up to 15% of its net assets in non-dollar denominated equity securities of non-U.S. issuers, including those located in emerging markets, and when combined with investments in dollar-denominated equity securities of non-U.S. issuers listed on a U.S. stock exchange or in the form of depository receipts, up to 25% of its net assets; by contrast, the Target Fund may only invest up to 5% of its net assets in U.S. dollar-denominated securities issued by non-U.S. companies. While the Acquiring Fund may invest in convertible securities as a principal investment strategy, the Target Fund may only invest up to 5% of its net assets in such securities. Finally, the Funds’ portfolio managers employ different investment processes, with the management of the Target Fund’s investment portfolio relying to a greater extent on quantitative techniques than the management of the Acquiring Fund’s investment portfolio. Accordingly, the portfolio compositions and holdings of the Funds differ and the performance of the Funds will differ based on the performance of their underlying holdings. For a more detailed comparison of the principal investment strategies of the Funds, please see “The Proposed Reorganization—Comparison of the Funds—Principal Investment Strategies” below.

Purchase, Redemption and Exchange of Shares

The Funds have substantially similar procedures for purchasing, exchanging and redeeming shares for each share class. Each Fund offers five classes of shares: Class A, Class C, Class R3, Class R6 and Class I shares. The corresponding classes of each Fund have the same investment eligibility criteria. See “The Proposed Reorganization—Comparison of the Funds—Purchase, Redemption and Exchange of Shares” below for a more detailed discussion.

Dividends and Distributions

The Target Fund normally declares and pays income dividends and any taxable gains annually. The Acquiring Fund normally declares and pays income dividends quarterly and any taxable gains annually.

Material Federal Income Tax Consequences of the Reorganization

As a non-waivable condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund generally will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. However, prior to the close of regular trading on the New York Stock Exchange on the Closing Date, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

In addition, prior to the Reorganization, the Target Fund will sell certain securities in order to better align its portfolio with the Acquiring Fund’s portfolio. If this portfolio repositioning had occurred as of March 31, 2020, it is estimated that approximately 79% (or $185.8 million) of the Target Fund’s investment portfolio would have been sold. These portfolio sales would have resulted in brokerage commissions or other transaction costs of approximately $457,000 (or approximately $0.02 per Target Fund share) for the Target Fund, based on average commission rates normally paid by the Target Fund. These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and thus will be borne by the Target Fund and its shareholders. Gains, if any, from such portfolio sales may result in increased distributions of net capital gain and net investment income. If the portfolio repositioning sales described above had occurred as of March 31, 2020, which is the date of the information provided to the Board of Trustees, they would have resulted in net realized losses. In addition, if the portfolio repositioning sales described above had occurred as of May 31, 2020, they also would have resulted in net realized losses.

The actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s prospectus entitled “Principal Risks.”

Because the Funds have similar principal investment strategies, the principal investment risks of investing in each Fund are similar, but there are some differences. Because the Acquiring Fund will attempt to maintain a dividend that will grow over time by investing in equity securities that will provide current income at the time of purchase, the Acquiring Fund is subject to the risks of dividend-paying securities. Given its ability to invest in convertible securities (including lower rated securities), which share certain characteristics with both equity and debt securities, the Acquiring Fund, to the extent it invests in such convertible securities, is subject to risks associated with debt securities, such as credit risk, interest rate risk and high yield securities risk. The Acquiring Fund also may invest up to 15% of its net assets in non-dollar denominated equity securities of non-U.S. issuers, including those located in emerging markets, and thus the Acquiring Fund is also subject to non-U.S./emerging markets risk as a principal risk factor. These risks are not principal risks of the Target Fund. While the Acquiring Fund’s historical exposure to the financial services sector gives rise to concentration risk, both Funds currently have material exposure to the financial services sector. In addition, while the Target Fund is subject to large-cap company risk due to its historical exposure to equity securities issued by large-capitalization companies, the Acquiring Fund has also historically had significant exposure to large-capitalization companies. The following table provides a comparison of the principal risks of the Funds as presented in their current prospectuses.

Principal Investment Risks*	Target Fund	Acquiring Fund
Active Management Risk	X	X
Concentration Risk	—	X
Convertible Security Risk	—	X
Credit Risk	—	X
Currency Risk	—	X
Cybersecurity Risk	X	X
Derivatives Risk/Futures Contract Risk	X	X
Dividend-Paying Security Risk	—	X
Equity Security Risk	X	X
Frequent Trading Risk	X	—
High Yield Securities Risk	—	X
Interest Rate Risk	—	X
Investment Strategy Risk	X	—
Large-Cap Company Risk	X	—
Small- and Mid-Cap Company Risk	X	—
Non-U.S./Emerging Markets Risk	—	X
Value Stock Risk	X	—

*

Represents the principal investment risks as set forth in each Fund’s prospectus. Certain differences between the presentation of principal investment risks of the Funds are due primarily to differences in historical disclosure practices.

The following list contains descriptions of the principal investment risks for the Funds as those descriptions appear in each Fund’s summary prospectus:

Active Management Risk—The Funds’ sub-adviser actively manages the Funds’ investments. Consequently, the Funds are subject to the risk that the investment techniques and risk analyses employed by the Funds’ sub-adviser may not produce the desired results. This could cause a Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Concentration Risk—To the extent that the Acquiring Fund’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the

Acquiring Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Convertible Security Risk—Convertible securities are subject to certain risks of both equity and debt securities. The value of convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar-denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Acquiring Fund’s portfolio.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Funds, their investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Funds or their service providers may adversely impact the Funds or their shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Funds invest, which may cause the Funds’ investments to lose value.

Derivatives Risk—The use of derivatives, including futures contracts, involves additional risks and transaction costs which could leave a Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Funds and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Funds to the creditworthiness of the central counterparty.

Dividend-Paying Security Risk—The Acquiring Fund’s investment in dividend-paying stocks could cause the Acquiring Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the stocks held by the Acquiring Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time.

Equity Security Risk—Equity securities in each Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Given the Acquiring Fund’s focus on dividend-paying securities, the Acquiring Fund may, from time to time, have a greater exposure to higher dividend-yield sectors and industries than the broad equity market which would make the Acquiring Fund more vulnerable to adverse developments affecting such sectors or industries.

Frequent Trading Risk—The Target Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Target Fund pays when it buys and sells securities, which may detract from the Target Fund’s performance.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Acquiring Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Interest Rate Risk—Interest rate risk is the risk that the value of the Acquiring Fund’s fixed-rate securities will decline because of rising interest rates. Fixed-rate securities may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration fixed-rate securities usually change more than the values of shorter-duration fixed-rate securities. Rising interest rates also may lengthen the duration of securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Target Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Target Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Target Fund will perform as anticipated or enable the Target Fund to achieve its objective.

Large-Cap Company Risk—Because it invests primarily in securities of large-capitalization companies, the Target Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor.

Small- and Mid-Cap Company Risk—Securities of small-cap companies involve substantial risk. Prices of small-cap securities may be subject to more abrupt or erratic movements, and to wider fluctuations, than security prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap securities at the desired time and price. While mid-cap securities may be slightly less volatile than small-cap securities, they still involve similar risks.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries as such countries may have a higher degree of economic instability, unsettled securities laws and inconsistent regulatory systems.

Value Stock Risk—The intrinsic value of a stock with value characteristics may be difficult to identify and may not be fully recognized by the market for a long time or a stock identified to be undervalued may actually be appropriately priced at a low level.

Comparison of the Funds

Principal Investment Strategies

The table below summarizes each Fund’s principal investment strategies and highlights relevant differences:

Target Fund	Acquiring Fund	Differences
Principal Strategy:
Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed.[1] Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Value Index, at the time of purchase. The Fund may invest a portion of its assets in small- and mid-capitalization companies.	Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund will attempt to maintain a dividend that will grow over time. As a result, higher-yielding equity securities will generally represent the core holdings of the Fund. However, the Fund also may invest in lower-yielding, higher-growth equity securities if the sub-adviser believes they will help balance the portfolio. The Fund’s equity securities include common stocks, convertible preferred stocks, and corporate debt securities that are convertible into common stocks. All such equity securities will provide current income at the time of purchase.	While the Target Fund has a stated policy of investing primarily in large-capitalization companies and the Acquiring Fund does not have a similar policy, the Acquiring Fund currently holds, and historically has focused on, large-capitalization companies. The Acquiring Fund focuses on dividend paying companies, while the Target Fund does not.

[1]	Reconstitution of the index currently is completed in June of each year. On June 30, 2019, the range was $619 million to $1.02 trillion.

Target Fund	Acquiring Fund	Differences
Convertible Securities:
Not a principal strategy.	The Fund invests in convertible securities in pursuit of both long-term growth of capital and income. The securities’ conversion features provide long-term growth potential, while interest payments on the securities provide income. The Fund may invest in convertible securities without regard to their ratings and, therefore, may hold convertible securities which are rated lower than investment grade.	While the Acquiring Fund may use convertible securities as a principal investment strategy, the Target Fund may only invest up to 5% of its net assets in convertible securities as a non-principal investment strategy.
Non-U.S./Emerging Markets Investments:
Not a principal strategy.	The Fund may invest up to 15% of its total assets in non-dollar-denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar-denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.	While the Acquiring Fund may invest in non-dollar-denominated equity securities of non-U.S. issuers, dollar-denominated equity securities of certain non-U.S. issuers and equity securities of emerging market issuers as a principal investment strategy, the Target Fund may only invest up to 5% of its net assets in any such securities as a non-principal investment strategy.
Derivatives:
The Fund may enter into stock index futures contracts to manage cash flow into and out of the Fund.	The Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.	The Acquiring Fund may utilize derivatives to a broader extent than the Target Fund as a principal investment strategy, but has not historically had material exposure to derivatives.

Additional Information Regarding Principal Investment Strategies

In managing the Target Fund, the Target Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”) will select securities of companies that it believes are attractively valued with compelling business fundamentals using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the Sub-Adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Sub-Adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

In selecting securities for the Acquiring Fund, the Sub-Adviser will invest in companies that it believes have the ability to pay above average dividends and finance expected growth and are trading at attractive valuations. The Sub-Adviser will generally sell a security if the security is no longer expected to meet the Sub-Adviser’s dividend or growth expectations or if a better alternative exists in the marketplace.

In evaluating the Reorganization, shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section above entitled “The Proposed Reorganization—Risk Factors.”

Fundamental Investment Restrictions

Although there are minor wording differences in how each Fund articulates their fundamental investment restrictions, these differences are not material, and the Funds’ fundamental investment restrictions are substantively the same. In addition, each Fund is a diversified company under the 1940 Act. These fundamental investment restrictions may not be changed for a Fund without the approval of the holders of a majority of the Fund’s outstanding voting shares. In addition, the investment objective of the Target Fund (but not the Acquiring Fund) is fundamental and may not be changed without approval of the holders of a majority of the Target Fund’s outstanding voting securities. For this purpose, a majority of a Fund’s outstanding voting shares means the vote of (1) 67% or more of the Fund’s shares, voting as a single class, present at a meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, voting as a single class, whichever is less.

For a complete description of the fundamental investment restrictions of each Fund, see the section entitled “Investment Restrictions” in each Fund’s statement of additional information.

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds and the pro forma fees and expenses of the Acquiring Fund following the Reorganization.

Shareholder fees reflect the fees currently in effect for each Fund. Annual fund operating expenses reflect the actual expenses of the Target Fund for the six months ended February 29, 2020 (annualized) and the actual expenses of the Acquiring Fund for the fiscal year ended October 31, 2019. The Acquiring Fund’s pro forma operating expenses show the combined fund’s operating expenses assuming the Reorganization occurred as of October 31, 2019, but reflect that the Adviser has agreed to put in place an expense cap so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.74% of the average daily net assets of each class of Acquiring Fund shares through July 31, 2022. This new cap is expected to result in expense savings for shareholders of both Funds through at least July 31, 2022. The Acquiring Fund’s new expense cap may be terminated or modified prior to July 31, 2022 only with the approval of the Board of Directors of NIF. If the new expense cap is not renewed after its July 31, 2022 expiration date, the management fees and total annual fund operating expenses borne by shareholders of the Acquiring Fund could increase to a rate higher than that of the Target Fund before the reorganization depending upon, among other things, the size of the Acquiring Fund at that time.

The following information is based on fee and expense ratios, and assets as of the most recent annual or semi-annual period for each Fund. Acquiring Fund Pro Forma fees and expenses reflect fee caps that will take effect following the Reorganization. Actual fees and expenses of the Funds will be based on assets following the Reorganization. The assets of the Funds will vary based on market conditions, redemptions and other factors and may vary significantly during volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)
Class A(1)	5.75%	5.75%	5.75%
Class C	None	None	None
Class R3	None	None	None
Class R6	None	None	None
Class I	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(2)
Class A	None	None	None
Class C	1.00%	1.00%	1.00%
Class R3	None	None	None
Class R6	None	None	None
Class I	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None
Class C	None	None	None
Class R3	None	None	None
Class R6	None	None	None
Class I	None	None	None
Exchange Fee
Class A	None	None	None
Class C	None	None	None
Class R3	None	None	None
Class R6	None	None	None
Class I	None	None	None

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Annual Low Balance Account Fee (for accounts under $1,000)(3)
Class A	$15	$15	$15
Class C	$15	$15	$15
Class R3	None	None	None
Class R6	None	None	None
Class I	$15	$15	$15

(1)

No front-end sales charge will be imposed on Class A shares of the Acquiring Fund received by Target Fund shareholders in connection with the Reorganization. Additional information regarding sales load waivers for Class A shares can be found in the Acquiring Fund’s prospectus under “How to Reduce Your Sales Charge—Class A Sales Charge Waivers.”

(2)

Class A share purchases of $1 million or more that were not subject to a front-end sales load are subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class C shares are subject to a CDSC if redeemed within 12 months of purchase. Class A and Class C shares of the Acquiring Fund received in the Reorganization in exchange for Class A and Class C shares of the Target Fund that were subject to a CDSC will remain subject to that CDSC until the expiration of the 18 month (in the case of Class A shares) or 12 month (in the case of Class C shares) period from the date of the original purchase of the Target Fund shares.

(3)

Fee applies to the following types of accounts under $1,000 held directly with a Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts, and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Management Fees
Class A	0.64%	0.67%	0.65%
Class C	0.64%	0.67%	0.65%
Class R3	0.64%	0.67%	0.65%
Class R6	0.64%	0.67%	0.65%
Class I	0.64%	0.67%	0.65%
Distribution and Service (12b-1) Fees
Class A	0.25%	0.25%	0.25%
Class C	1.00%	1.00%	1.00%
Class R3	0.50%	0.50%	0.50%
Class R6	0.00%	0.00%	0.00%
Class I	0.00%	0.00%	0.00%
Other Expenses
Class A	0.16%	0.19%	0.16%
Class C	0.16%	0.19%	0.16%
Class R3	0.16%	0.19%	0.16%
Class R6	0.09%	0.05%	0.05%
Class I	0.16%	0.19%	0.16%
Total Annual Fund Operating Expenses
Class A	1.05%	1.11%	1.06%
Class C	1.80%	1.86%	1.81%
Class R3	1.30%	1.36%	1.31%
Class R6	0.73%	0.72%	0.70%
Class I	0.80%	0.86%	0.81%

	Target Fund		Acquiring Fund	Acquiring Fund Pro Forma
Fee Waivers and/or Expense Reimbursements
Class A	(0.05	)%(1)	—	(0.08	)%(2)
Class C	(0.05	)%(1)	—	(0.08	)%(2)
Class R3	(0.05	)%(1)	—	(0.08	)%(2)
Class R6	(0.05	)%(1)	—	(0.08	)%(2)
Class I	(0.05	)%(1)	—	(0.08	)%(2)
Total Annual Fund Operating Expenses – After Fee Waivers and/or Expense Reimbursements
Class A	1.00%		1.11%	0.98%
Class C	1.75%		1.86%	1.73%
Class R3	1.25%		1.36%	1.23%
Class R6	0.68%		0.72%	0.62%
Class I	0.75%		0.86%	0.73%

(1)

Nuveen Fund Advisors has agreed to waive fees and/or reimburse Target Fund expenses through at least July 31, 2022, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.20% after July 31, 2022) of the average daily net assets of each class of Target Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares are expected to be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Trustees of NIT.

(2)

Subject to completion of the Reorganization, Nuveen Fund Advisors has agreed to waive fees and/or reimburse the Acquiring Fund’s expenses through at least July 31, 2022, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, acquired fund fees and expenses, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.74% of the average daily net assets of each class of Acquiring Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares are expected to be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with approval of the Board of Directors.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the Acquiring Fund following the Reorganization. The examples assume you first invest $10,000 in a Fund as of November 1, 2020 (the first day of the month following the expected closing of the Reorganization), you remain invested for the time periods indicated and then you either redeem or do not redeem your shares at the end of a period. The examples also assume that your investment has a 5% return each year, that expenses remain at the levels shown in the table above and that expense caps are operative through the periods indicated in the table above. These amounts are estimated; actual operating expenses will vary based on asset size and other factors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
1 Year
Class A	$671	$682	$669
Class C	$178	$189	$176
Class R3	$127	$138	$125
Class R6	$69	$74	$63
Class I	$77	$88	$75

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
3 Years
Class A	$882	$908	$879
Class C	$558	$585	$556
Class R3	$403	$431	$401
Class R6	$224	$230	$210
Class I	$247	$274	$244
5 Years
Class A	$1,113	$1,151	$1,113
Class C	$967	$1,006	$967
Class R3	$704	$745	$705
Class R6	$397	$401	$376
Class I	$435	$477	$436
10 Years
Class A	$1,776	$1,849	$1,783
Class C	$2,109	$2,180	$2,115
Class R3	$1,560	$1,635	$1,566
Class R6	$898	$894	$857
Class I	$981	$1,061	$988

The expense example figures above reflect the imposition of the maximum sales charge (load) imposed on purchases of Class A shares, which would be applicable to purchases of Class A shares of the Acquiring Fund made after completion of the Reorganization. However, no sales charge will be imposed on Class A shares of the Acquiring Fund that are received in connection with the Reorganization. Therefore, based on the assumptions described above, and removing the effect of the sales charge, your costs of remaining invested in Class A shares received in connection with the Reorganization would be:

Class A Shares	Acquiring Fund Pro Forma
1 Year	$100
3 Years	$323
5 Years	$571
10 Years	$1,281

Performance Information

The total returns of each Fund for the periods ended December 31, 2019, based on historical fees and expenses for each period, are set forth in the bar charts and tables below. The Target Fund’s performance information prior to June 24, 2013 reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.

The bar charts below illustrate calendar year returns for each Fund’s Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar charts and the highest/lowest quarterly return information that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

The tables below illustrate average annual total returns for 1-year, 5-year, and 10-year periods (or, with respect only to Class R6 shares, the 1-year and since-inception periods) ended December 31, 2019 for the Target Fund and for the 1-year, 5-year and 10-year periods (or, with respect only to Class R6 shares, the 1-year, 5-year and since-inception periods) ended December 31, 2019 for the Acquiring Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C, Class R3, Class R6 and Class I shares will vary. Returns for market indices do not include operating expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans; but such investors generally are subject to tax on withdrawals from such accounts.

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers and operating expense limitations, if any, in effect during the periods presented. If any such fee waivers and expense limitations were not in place, returns would have been reduced. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Funds is available at www.nuveen.com/performance or by calling (800) 257-8787.

Target Fund—Class A Annual Total Return*

*	Class A year-to-date total return as of March 31, 2020 was -31.73%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2019, the Target Fund’s Class A highest and lowest calendar quarter returns were 12.61% and -17.66%, respectively, for the quarters ended December 31, 2011 and December 31, 2018.

Acquiring Fund—Class A Annual Total Return*

*	Class A year-to-date total return as of March 31, 2020 was -29.03%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2019, the Acquiring Fund’s Class A highest and lowest calendar quarter returns were 13.28% and -14.50%, respectively, for the quarters ended December 31, 2011 and September 30, 2011.

	Average Annual Total Returns for the Periods Ended December 31, 2019
Target Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R6)
Class A (return before taxes)	8/7/96	13.45%	4.85%	9.70%	N/A
Class A (return after taxes on distributions)		13.12%	2.65%	7.64%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		8.20%	3.09%	7.21%	N/A
Class C (return before taxes)	8/7/96	19.49%	5.31%	9.52%	N/A
Class R3 (return before taxes)	8/4/08	20.07%	5.84%	10.07%	N/A
Class R6 (return before taxes)	6/30/16	20.63%	N/A	N/A	11.43%
Class I (return before taxes)	8/7/96	20.70%	6.37%	10.62%	N/A
Russell 1000® Value Index(1) (reflects no deduction for fees, expenses or taxes)		26.54%	8.29%	11.80%	11.34%
Lipper Multi-Cap Value Funds Category Average(2) (reflects no deduction for taxes or sales loads)		25.04%	7.20%	10.46%	10.93%

(1)	An index that measures the performance of those Russell 1000® companies lower price-to-book ratios and lower forecasted growth values.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Category.

	Average Annual Total Returns for the Periods Ended December 31, 2019
Acquiring Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R6)
Class A (return before taxes)	12/18/92	18.88%	7.18%	10.57%	N/A
Class A (return after taxes on distributions)		16.88%	4.43%	8.45%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		12.54%	5.16%	8.29%	N/A
Class C (return before taxes)	2/1/99	25.16%	7.64%	10.41%	N/A
Class R3 (return before taxes)	9/24/01	25.75%	8.19%	10.96%	N/A

	Average Annual Total Returns for the Periods Ended December 31, 2019
Acquiring Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R6)
Class R6 (return before taxes)	2/28/13	26.67%	8.86%	N/A	11.11%
Class I (return before taxes)	8/2/94	26.42%	8.72%	11.51%	N/A
Russell 1000® Value Index(1) (reflects no deduction for fees, expenses or taxes)		26.54%	8.29%	11.80%	11.25%
Lipper Equity Income Funds Category Average(2) (reflects no deduction for taxes or sales loads)		24.42%	8.05%	10.74%	10.29%

(1)	An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Category.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal years, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year Ended	Rate
Target Fund	8/31/19	145%
Acquiring Fund	10/31/19	93%

Investment Adviser and Sub-Advisers

Each Fund is managed by Nuveen Fund Advisors, which offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2020, Nuveen, LLC managed approximately $957.3 billion in assets, of which approximately $138.1 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management will continue to serve as the sub-adviser to the Acquiring Fund following the Reorganization.

Portfolio Managers

Target Fund. Robert C. Doll has served as the lead portfolio manager of the Target Fund since June 2013. Scott M. Tonneson has served as a portfolio manager of the Target Fund since December 2015.

Robert C. Doll, CFA, joined Nuveen Asset Management on November 26, 2012, as Senior Portfolio Manager and Chief Equity Strategist. Prior to joining Nuveen Asset Management, Mr. Doll most recently was a Senior Advisor to BlackRock Advisors, LLC (“BlackRock”) from July 2012 to November 2012 and prior thereto served as BlackRock’s Chief Equity Strategist for Fundamental Equities from January 2009 to June 2012 and Head of Equities from October 2006 to December 2008.

Scott M. Tonneson, CFA, entered the financial services industry in 1994 and joined the firm in 2007 as Senior Research Analyst. In February 2012, he became Vice President and Portfolio Manager. In April 2019 he was promoted to Managing Director and Portfolio Manager.

Acquiring Fund. David A. Chalupnik has served as a portfolio manager of the Acquiring Fund since October 2015. Evan F. Staples has served as a portfolio manager of the Acquiring Fund since March 2019. Messrs. Chalupnik and Staples are primarily responsible for the management of the Acquiring Fund on a day-to-day basis and will continue to manage the Acquiring Fund following the Reorganization.

David A. Chalupnik, CFA, entered the financial services industry in 1984. He joined Nuveen Asset Management in 2011 as a Managing Director and Head of Equities. He was named Senior Managing Director and Head of Equities in April 2019. He also serves as Senior Managing Director and Head of Equities at Santa Barbara Asset Management, LLC, an affiliate of Nuveen Asset Management, since June 2019.

Evan F. Staples, CFA, entered the financial services industry in 2005. He joined Nuveen Asset Management as Vice President and Senior Research Analyst for the Mid- and Large-Cap Equity Team in 2011. He was named Vice President, Portfolio Manager and Senior Research Analyst in 2017 and Senior Vice President, Portfolio Manager and Senior Research Analyst in March 2018. In April 2019 he was named Managing Director, Portfolio Manager and Senior Research Analyst.

For a complete description of the advisory services provided to the Target Fund and the Acquiring Fund, see the section of each Fund’s prospectus entitled “Who Manages the Funds” and the sections of each Fund’s statement of additional information entitled “Service Providers—Investment Adviser” and “Service Providers—Sub-Adviser.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Target Fund or the Acquiring Fund, as applicable, is provided in each Fund’s statement of additional information.

Management Fees

Pursuant to an investment management agreement between Nuveen Fund Advisors and NIT, on behalf of the Target Fund, and a separate investment management agreement between Nuveen Fund

Advisors and NIF, on behalf of the Acquiring Fund, each Fund pays Nuveen Fund Advisors a fund-level fee, payable monthly, at the annual rate set forth below:

Current Fund-Level Management Fee Schedule—Each Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For the next $2.5 billion	0.4000%
For the next $2.5 billion	0.3875%
For net assets over $10 billion	0.3750%

In addition to the fund-level fee, each Fund pays Nuveen Fund Advisors a complex-level fee based on the aggregate amount of all eligible assets in the Nuveen Fund complex managed by Nuveen Fund Advisors. The maximum complex-level fee is an annual rate of 0.20% of the Fund’s average daily net assets, based upon complex-level “eligible assets” of up to $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end funds and Nuveen mutual funds organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American funds effective January 1, 2011, but do include certain assets of certain Nuveen mutual funds that were reorganized into funds advised by an affiliate of Nuveen Fund Advisors during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (“TOB”) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2020, the effective complex-level fee rate was 0.1590% for the Target Fund and 0.1856% for the Acquiring Fund. As a legacy First American fund, a material portion of the Acquiring Fund’s assets are not eligible assets for the purposes of the complex-level fee rate, resulting in a higher complex-level fee rate than the Target Fund despite its larger asset base.

The Target Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Trustees of NIT, and the Acquiring Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Directors of NIF (together with the Board of Trustees of NIT, the “Boards”), at a meeting held on May 19–21, 2020. Information regarding the Boards’ considerations in determining to approve continuation of the investment management agreement and sub-advisory agreement (i) for the Target Fund will be available in the Target Fund’s annual report for the fiscal year ended August 31, 2020, and (ii) for the Acquiring Fund will be available in the Acquiring Fund’s annual report for the fiscal year ended October 31, 2020.

For the Target Fund’s fiscal year ended August 31, 2019 and for the Acquiring Fund’s fiscal year ended October 31, 2019, each Fund paid Nuveen Fund Advisors the following management fees (inclusive of the complex-level fee, but net of fee waivers and expense reimbursements, where applicable) as a percentage of the Fund’s average daily net assets:

Management Fee Rate
Target Fund	0.62%
Acquiring Fund	0.67%

Distributor; Distribution and Service Fees

Nuveen Securities, LLC (the “Distributor”), located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as principal underwriter for each Fund.

Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, for each Fund (a) Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of its Class A shares, (b) Class C shares are subject to (i) an annual distribution fee of 0.75% and (ii) an annual service fee of 0.25%, of the average daily net assets of its Class C shares and (c) Class R3 shares are subject to an annual distribution and service fee of 0.50% of the average daily net assets of its R3 Shares. For each Fund, Class R6 and Class I shares are not subject to either distribution or service fees.

For a complete description of each Fund’s distribution and service arrangements, see the section of the respective Fund’s prospectus entitled “What Share Classes We Offer” and the section of the Fund’s statement of additional information entitled “Distribution and Service Plan.”

Purchase, Redemption and Exchange of Shares

Each Fund offers five classes of shares: Class A, Class C, Class R3, Class R6 and Class I. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day on which the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds only through a financial advisor or other financial intermediary or, with respect to Class R3, Class R6 and Class I shares only, directly from the respective Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganization. Any Acquiring Fund shares received in exchange for Target Fund shares pursuant to the Reorganization will be subject to the Acquiring Fund’s standard fee structure applicable to the class of Acquiring Fund shares received. Class A shares of the Acquiring Fund are subject to a sales load that will apply to purchases of Acquiring Fund shares made after completion of the Reorganization; however, the sales load will be waived for shares issued in the Reorganization. Class C shares of the Acquiring Fund, as well as Acquiring Fund Class A share purchases of $1 million or more, that are not subject to a front-end sales load, are subject to a contingent deferred sales charge which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization. With respect to Class A and Class C shares of the Target Fund that are subject to a contingent deferred sales charge, shares of the corresponding class of the Acquiring Fund received in the Reorganization will be subject to the Acquiring Fund’s contingent deferred sales charge if they are redeemed within 12 months of the date you initially purchased your Target Fund Class C shares and within 18 months of the date you initially purchased your Target Fund Class A shares. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums in some cases. The

Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive shares in connection with the Reorganization. The Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class as outlined below.

	Class A and Class C	Class R3	Class R6	Class I
Eligibility and Minimum Initial Investment	$3,000 for all accounts except: • $2,500 for Traditional/ Roth IRA accounts. • $2,000 for Coverdell Education Savings Accounts. • $250 for accounts through fee-based programs. • No minimum for retirement plans.	Available only through certain retirement plans. No minimum.	Available only to
certain qualified
retirement plans
and other
investors as
described in the
prospectus and
through fee-based
programs.

$1 million for all
accounts except:

•  $100,000 for
clients of
financial
intermediaries
who charge
such clients
an ongoing
fee for
advisory,
investment,
consulting or
related
services.

•  No minimum
for certain
qualified
retirement
plans and
certain other
categories of
eligible
investors as
described in
the
prospectus.

Available only
through fee-based
programs and
certain retirement
plans, and to
other limited
categories of
investors as
described in the
prospectus.

$100,000 for all
accounts except:

•  $250 for
clients of
financial
intermediaries
and family
offices that
have accounts
holding
Class I shares
with an
aggregate
value of at
least $100,000
(or that are
expected to
reach this
level).

•  No minimum
for eligible
retirement
plans and
certain other
categories of
eligible
investors as
described in
the
prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.	No minimum.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Nuveen mutual fund available in the shareholder’s state. Such exchanges may result in taxable gain or loss to the shareholder. The exchange of Target Fund shares for Acquiring Fund shares in the Reorganization will not result in taxable gain or loss to the shareholder for federal income tax purposes.

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen fund under an inter-fund lending program maintained by the Nuveen funds pursuant to exemptive relief granted by the SEC. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from the redemption and from the sale of the in-kind securities received. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

You may sell (redeem) your shares on any business day, which is any day the New York Stock Exchange is open for business. You will receive the share price next determined after the Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Funds will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

For a complete description of purchase, redemption and exchange options, see the section of each Fund’s prospectus entitled “How You Can Buy and Sell Shares” and “General Information,” and the section of each Fund’s statement of additional information entitled “Purchase and Redemption of Fund Shares.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the Distributor or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information. See the section entitled “Distribution and Service Payments” in each Fund’s prospectus for additional information.

Distributions and Taxes

The Target Fund normally declares and pays income dividends and any taxable gains annually. The Acquiring Fund normally declares and pays income dividends quarterly and any taxable gains annually. If the Reorganization is approved by the shareholders of the Target Fund, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See the section of this Proxy Statement/Prospectus entitled “The Proposed Reorganization—Material Federal Income Tax Consequences,” which discusses such distributions in more detail.

The tax treatment of dividends and distributions will be the same whether or not they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Board Members and Officers

The governance of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the investment management agreement for each Fund, is the responsibility of the applicable Board. The same individuals constitute the Board of Trustees of NIT and the Board of Directors of NIF. Each Fund also has the same individuals serving as officers. As of the date of this Proxy Statement/Prospectus, there are nine members of each Board, all of whom are not “interested persons” as defined in the 1940 Act. The names and business addresses of the board members and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the statement of additional information, as supplemented, for the Acquiring Fund.

Further Information

Additional information concerning the Target Fund and the Acquiring Fund is contained in the Reorganization SAI. A discussion of the Funds’ policies and procedures regarding the pricing and frequent trading of Fund shares, which are identical, is contained in each Fund’s prospectus under the headings “Net Asset Value” and “Frequent Trading,” respectively. The cover page  of this Proxy Statement/Prospectus describes how you may obtain further information.

Approval by the Board of Trustees

Based on the considerations described below, the Board of Trustees of NIT (the “Target Board”), all of whom are not “interested persons,” as defined in the 1940 Act, has determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of Directors of NIF (the “Acquiring Board”; the Target Board and the Acquiring Board are each a “Board”), all of whom are not “interested persons,” as defined in the 1940 Act, has also determined that the Reorganization would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. At a meeting held on April 27–28, 2020 (the “Meeting”), the Boards approved the Reorganization, and the Target Board recommended that the shareholders of the Target Fund vote in favor of the Reorganization.

At the Meeting, the Adviser provided the Boards with information regarding the proposed Reorganization and potential alternatives to the proposed Reorganization. Prior to approving the Reorganization, each Board reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. Based on the foregoing, the Boards considered the following factors (as applicable), among others, in approving the Reorganization and, with respect to the Target Board, recommending that shareholders of the Target Fund approve the Reorganization:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds, including the cap on the combined fund’s expenses agreed to by the Adviser;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected costs of the Reorganization and the extent to which a Fund would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the existing shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Boards noted that the investment objective of the Target Fund is long-term capital appreciation, while the investment objective of the Acquiring Fund is long-term growth of capital and income. Additionally, the Funds employ principal investment strategies that differ in certain respects. In this regard, while each Fund invests primarily in equity securities, the Target Fund primarily invests in the equity securities of large-capitalization companies, whereas the Acquiring Fund invests primarily in equity securities but with a greater emphasis on dividend income. Accordingly, while both Funds have significant exposure to large-capitalization companies, the Acquiring Fund focuses on higher-yielding equity securities in order to maintain distributions. In selecting securities, the Acquiring Fund’s sub-adviser will invest in companies it believes have the ability to pay above average dividends and finance expected growth and are trading at attractive valuations. The Acquiring Fund attempts to maintain a dividend that will grow over time.

In addition, while investing in non-dollar-denominated equity securities of non-U.S. issuers, including emerging market issuers, is a principal investment strategy of the Acquiring Fund, it is not a principal investment strategy of the Target Fund. Moreover, the Target Fund may enter into stock index futures contracts to manage cash flows into and out of the Target Fund, whereas the Acquiring Fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts.

With respect to compatibility of risks, the Boards, among other things, considered the principal risks applicable to each Fund. The Boards recognized that although each Fund is subject to certain risks associated with its investments in equity securities, there were some differences in the principal risks between the Funds as a result of differences in their principal investment strategies. In this regard, the Boards recognized that an investment in the Acquiring Fund would be subject to certain additional principal risks that were not principal risks associated with an investment in the Target Fund, including, among other things, convertible security risk, currency risk, dividend-paying security risk, and non-U.S./emerging markets risk. As the Acquiring Fund may invest in convertible securities without regard to ratings, the Acquiring Fund is also subject to credit risk, high yield securities risk and interest rate risk as principal risks. In addition, the Acquiring Fund historically has had significant exposure to companies in the financial services sector and is therefore subject to concentration risk as a principal risk. Moreover, while the Target Fund is subject to futures contract risk as a principal risk, the Acquiring Fund is subject to derivatives risk more generally as a principal risk due to its ability to utilize derivatives to a broader extent. Additionally, among other things, the Target Fund is subject to small- and mid-cap company risk as a principal risk since it may invest in small- and mid-capitalization companies as part of its principal investment strategies.

Consistency of Portfolio Management

The Boards noted that the Funds have the same investment adviser and sub-adviser but different portfolio managers. The Boards further noted that the portfolio managers of the Acquiring Fund would continue to serve as portfolio managers of the combined fund upon completion of the Reorganization.

Relative Sizes

The Boards noted that the Acquiring Fund had greater net assets than the Target Fund as of March 31, 2020. While normally combining funds that will create a larger fund should provide additional benefits to shareholders as fixed operating expenses would be spread over the larger asset base of the combined fund following the reorganization, the Boards noted, as described below, that the estimated gross expense ratio of the combined fund was slightly higher (estimated one basis point) than the gross expense ratio of the Target Fund for each share class other than Class R6. The estimated gross and net expense ratios of Class R6 shares of the combined fund were lower than the gross and net expense ratios, respectively, of Class R6 shares of the Target Fund. As a result of the expected slight increase in the gross expense ratio for share classes of the Target Fund other than Class R6, the Adviser has agreed to an expense limitation agreement through July 31, 2022 such that the estimated net expense ratio of each share class of the combined fund would be lower than the net expense ratio of the corresponding share class of the Target Fund. See “Fees and Expense Ratios” below for additional detail.

Relative Investment Performance

The Boards considered the relative investment performance of the Funds over various periods. The Boards observed, among other things, that with respect to Class A shares, the Acquiring Fund outperformed the Target Fund for the one-, three-, five- and ten-year periods ended March 31, 2020 and for the 2015, 2017, 2018 and 2019 calendar years. In considering performance, the Boards recognized that the Target Fund had employed different strategies prior to 2013. The Boards further considered, with respect to Class A shares, the performance history of the Acquiring Fund compared to the Morningstar US Large Value category, the Lipper Equity Income category and the Russell 1000® Value Index over the quarter, one-, three-, five- and ten-year periods ended March 31, 2020 and the performance history of the Target Fund compared to the Morningstar US Large Value category, the Lipper Multi-Cap Value category and the Russell 1000® Value Index over such periods.

Fees and Expense Ratios

The Boards considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganization) and the impact of expense caps, if any. In this regard, the Boards noted that the contractual management fee and the breakpoint schedules of the Funds were identical. However, after taking into account fund-level and complex-level breakpoints, the management fee of the combined fund is slightly higher than the management fee of the Target Fund, and the estimated gross expense ratio of the combined fund for Class A, C, I and R3 would be slightly higher (estimated one basis point) than the gross expense ratio of the corresponding share class of the Target Fund. Therefore, in light of this slight increase in the gross expense ratio when compared to that of the Target Fund, the Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2022 so that net expenses (excluding 12b-1 distribution and/or service fees, acquired fund fees and expenses, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.74% of the average daily net assets of any class of shares of the combined fund. The Boards noted that the proposed expense cap for the combined fund is lower than the currently effective expense cap for the applicable share classes of the Target Fund. Taking into account the proposed new expense cap, the estimated net expense ratio of the combined fund for Class A, Class C, Class I and Class R3 would be lower than the net expense ratio of the corresponding class of shares of the Target Fund. In addition, with respect to Class R6 shares, the estimated gross and net expense ratios of the combined fund are lower than the gross and net expense ratios, respectively, of Class R6 shares of the Target Fund.

For the Acquiring Fund, the Acquiring Board noted that if the Reorganization is approved and completed, the gross and net expense ratios were expected to decrease for all share classes of the Acquiring Fund. Further, as noted above, Nuveen is proposing an expense cap for the combined fund through July 31, 2022, and the Acquiring Fund currently does not have an expense limitation agreement.

Tax Consequences of the Reorganization

The Boards considered the tax implications of the Reorganization. The Boards noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Boards recognized that with fund reorganizations, applicable federal income tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Boards considered that the Target Fund’s portfolio will be realigned prior to the Reorganization and the estimated associated transaction costs to be incurred as a result of such portfolio repositioning. The Boards further noted that there could be some gains resulting from portfolio realignment that may be distributed to Target Fund shareholders prior to the Reorganization. However, if the portfolio repositioning sales of the Target Fund had occurred as of March 31, 2020, they would have resulted in net realized losses for the Target Fund.

Costs of the Reorganization

The Boards considered the costs of the Reorganization. In this regard, the Boards noted that if the Reorganization is approved and completed, each Fund would be allocated the direct costs of the Reorganization ratably in an amount up to its projected cost savings during the first year following the Reorganization, subject to expense cap limitations. However, the Boards recognized that because the Target Fund is currently operating above its expense cap, Nuveen will effectively bear the Target Fund’s allocable portion of the direct costs of the Reorganization. If the Reorganization is not approved or completed, Nuveen will absorb all of the direct costs associated with the proposal. In addition, the Target Fund and its shareholders will bear the costs of its portfolio repositioning and such costs are not included in the direct costs of the Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the shares of the Target Fund surrendered. Holders of each class of shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Effect on Shareholder Rights

The Target Board noted that holders of Class A, Class C, Class I, Class R3 and Class R6 shares of the Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same distribution and service fees (if any). The Target Board also considered that the Target Fund is a series of NIT (a Massachusetts business trust) and the Acquiring Fund is a series of NIF (a Maryland corporation). In this regard, the rights of Target Fund shareholders differ in certain respects from those of Acquiring Fund shareholders. However, shares of both Funds are entitled to one vote per share held and fractional votes for fractional shares held.

Alternatives to the Reorganization

The Target Board considered the limited growth potential for the Target Fund given its challenged performance history and net outflows over the last three years. The Target Board considered alternatives to the Reorganization and noted that it could have decided to liquidate the Target Fund; however, the Target Board did not believe this alternative was in the best interests of shareholders of the Target Fund as liquidation would result in a taxable event for shareholders, with potentially greater negative tax consequences (depending on a shareholder’s tax basis in its shares) than might result from the distribution of net capital gain and net investment income that could occur as a result of portfolio repositioning of the Target Fund (although as noted above, if the portfolio repositioning sales of the Target Fund had occurred as of March 31, 2020, they would have resulted in net realized losses for the Target Fund).

Potential Benefits to the Adviser and Its Affiliates

The Boards recognized that although Nuveen may receive some cost savings from the Reorganization as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex, it was expected that the management fees earned by Nuveen would decrease following the Reorganization because Nuveen’s proposed expense limitation agreement for the combined fund would result in Nuveen reimbursing certain expenses for the combined fund which it currently does not do for the Acquiring Fund. In addition, as indicated above, given that the Target Fund is currently operating above its respective expense cap, Nuveen will effectively bear the Target Fund’s allocable portion of the direct costs of the Reorganization and, if the Reorganization is not approved or completed, Nuveen will absorb all of the direct costs associated with the proposal.

Conclusion

The Target Board approved the Reorganization, concluding that the Reorganization is in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. The Acquiring Board also approved the Reorganization, concluding that the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization. The Boards did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

The Agreement

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix A hereto. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund in exchange solely for newly issued full and fractional shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The closing of the Reorganization will take place after the close of regular trading on the New York Stock Exchange on the Closing Date.

In the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and issue and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund, less the liabilities of the Target Fund assumed by the Acquiring Fund, with such values determined in each case as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Valuation Time”). As of the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due each such shareholder. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund.

As a result of the Reorganization, each Target Fund Class A, Class C, Class R3, Class R6 and Class I shareholder will receive a number of Acquiring Fund Class A, Class C, Class R3, Class R6 and

Class I shares, respectively, equal in value, as of the Valuation Time, to the value of the Target Fund Class A, Class C, Class R3, Class R6 and Class I shares owned by such shareholder as of the Valuation Time.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the parties thereto. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by any other party of any representation, warranty, or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met, or (iii) a determination by the applicable Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of its respective Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions, as set forth in the Acquiring Fund’s prospectus and statement of additional information, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interest of the Target Fund. See the section captioned “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Description of Securities to Be Issued

Shares of Common Stock. The Acquiring Fund has established and designated seven classes of shares, par value $0.0001 per share, consisting of Class A, Class B, Class I, Class C, Class R3, Class R6 and Class T. There are no Class B or Class T shares of the Acquiring Fund currently outstanding. Only Class A, Class C, Class R3, Class R6 and Class I shares to be issued to Target Fund shareholders in the Reorganization are offered through this Proxy Statement/Prospectus. NIF’s charter permits the Board of Directors, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of NIF, an open-end management investment company registered with the SEC under the 1940 Act. NIF currently has 17 series, including the Acquiring Fund, and the Board of Directors may, in its sole discretion, create additional series from time to time. Each class of shares of the Acquiring Fund represents an interest in the same portfolio of investments. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Board call a special shareholders’ meeting to remove Directors or for any other purpose. The Board of Directors of NIF has the right to establish additional series and classes of shares in the future, to change in any manner those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If the Reorganization is approved and completed, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Target Fund shareholders who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Other Service Providers to the Funds

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the assets of the Target Fund and, starting August 1, 2020, the Acquiring Fund. U.S. Bank National Association, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the assets of the Acquiring Fund through July 31, 2020. DST Asset Manager Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

PricewaterhouseCoopers LLP serves as the independent auditors for the Acquiring Fund, and will continue to serve as the independent auditor of the Acquiring Fund following the Reorganization. KPMG LLP serves as the independent auditors for the Target Fund.

Material Federal Income Tax Consequences

As a non-waivable condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer by the Target Fund of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.

2.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all of their shares of the Target Fund solely for Acquiring Fund shares.

5.

The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.

The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset whether or not such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization occurs but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the Valuation Time, the Target Fund will declare and pay a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, including sales in connection with the repositioning described below, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of a net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

The Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

If the Reorganization had occurred as of March 31, 2020, it is estimated that approximately 79% (or $185.8 million) of the Target Fund’s investment portfolio would have been sold. Capital gains, if any, from such portfolio sales may result in increased distributions of net capital gain and net investment income. If the portfolio repositioning sales described above occurred as of March 31, 2020, which is the date of the information provided to the Board of Trustees, they would have resulted in net realized losses. In addition, if the portfolio repositioning sales described above had occurred as of May 31, 2020, they also would have resulted in net realized losses.

The actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced during the first half of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization realized and unrealized capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of March 31, 2020, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. This may include any gain realized by the Acquiring Fund as a result of the sale of the Acquiring Fund’s portfolio investments to meet redemption requests following the closing of the Reorganization. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

If the Reorganization is approved and completed, the direct costs of the Reorganization will be allocated between the Funds ratably based on the cost savings each Fund is projected to experience in the first year following the Reorganization as opposed to continuing to operate separately. The direct costs of the Reorganization are estimated to be approximately $290,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Agreement and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganization to be borne by the Funds, up to their estimated cost savings from the Reorganization. Based on projected cost savings to each Fund, the Target Fund is expected to be allocated approximately $5,000 of this amount and the Acquiring Fund is expected to be allocated approximately $285,000 of expenses. To the extent that a Fund’s expenses, including the direct costs of the Reorganization, would exceed the Fund’s current expense cap, Nuveen will bear the portion of the Reorganization expenses necessary for the Fund to operate within the cap. Based on current expense levels, it is anticipated that Nuveen will absorb all Reorganization expenses allocated to the Target Fund. If the Reorganization is not approved or completed, Nuveen Fund Advisors will bear all costs of the Reorganization.

The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $10,500, plus reasonable expenses, which is included in the expense estimate above.

Comparison of Massachusetts Business Trusts and Maryland Corporations

The Target Fund is a series of NIT, a Massachusetts business trust organized on May 6, 1996, while the Acquiring Fund is a series of NIF, a Maryland corporation incorporated on August 20, 1987. The following description is based on relevant provisions of applicable Massachusetts law and the Maryland General Corporation Law (the “MGCL”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MGCL and each Fund’s operative documents.

In General

The Target Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

The Acquiring Fund is a series of a Maryland corporation. A fund organized as a series of a Maryland corporation is governed both by the MGCL and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. NIT’s declaration of trust (the “Declaration of Trust”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MGCL. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust contains such provisions.

Massachusetts Business Trusts

The Target Fund is a series of a Massachusetts business trust. NIT, of which the Target Fund is a series is governed by its Declaration of Trust and by-laws. Under the Declaration of Trust, any determination made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the Trustees. Further, the Declaration of Trust provides that certain determinations made in good faith by the Trustees are binding upon the Trust’s series and its shareholders, and shares of the Trust are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Trust’s governing documents.

Shareholder Voting. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Chairman of the Board of Trustees, the Chief Administrative Officer or two or more Trustees and must be called at the written request of shareholders owning at least 10% of the outstanding shares entitled to vote be cast at the meeting. The by-laws of NIT provide that the holders of a majority of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the by-laws, the Declaration of Trust and by-laws provide that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person (including participation by means of remote or “virtual” communication) or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of Trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Declaration of Trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, a fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the Trustees.

Election and Removal of Trustees. The Declaration of Trust provides that the Trustees determine the size of the Board of Trustees, subject to a minimum of two and a maximum of 12. Under the Declaration of Trust, each Trustee holds office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the Trustee’s successor is elected and qualified, and Trustees may serve terms of unlimited duration. It also provides that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed only for cause and only by written instrument signed by at least two-thirds of the remaining Trustees, or by action of at least two-thirds of the outstanding shares.

Issuance of Shares. Under the Declaration of Trust, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the Trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes. The Declaration of Trust gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declarations of Trust. Amendments to the Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the Trustees without a shareholder vote. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the Trustees contained in the Declaration of Trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by series or class, except to the extent that applicable law or the Declaration of Trust may require voting by series or class.

Shareholder, Trustee and Officer Liability. The Declaration of Trust provides that shareholders have no personal liability for any debt or obligation of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, NIT will assume the defense of any claim against its shareholder for personal liability at the request of the shareholder. Similarly, the Declaration of Trust provides that any person who is a Trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the Trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to the Declaration of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the Trustees may determine.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Maryland Corporations

The Acquiring Fund is a series of a Maryland corporation, which is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting. Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. NIF’s charter (the “Charter”) and bylaws contain such provisions.

Election and Removal of Directors. Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Corporation may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provide, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Charter contains such a provision. Under the bylaws of NIF, a special meeting of shareholders shall be called upon the written request of the holders of shares entitled to cast not less than 10% of all votes entitled to vote at such meeting. The bylaws of NIF provide that shareholders may, at any meeting of shareholders duly called and at which a quorum is present, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies.

Amendments to the Charter. Under the MGCL, shareholders of corporations generally are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally, a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The Charter permits the Board of Directors to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Charter does not prohibit the Board of Directors from doing so.

Issuance of Shares. The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability. Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. Maryland law provides that a corporation may indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the Charter requires NIF to do so. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights. Pursuant to the Charter, shareholders of the Acquiring Fund have no preemptive rights.

Derivative Actions. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of NIT and NIF and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of October 31, 2019, and the pro forma capitalization of the Acquiring Fund following the Reorganization assuming that the Reorganization took place as of such date. There is no assurance that the Reorganization will occur. These numbers may differ as of the Closing Date of the Reorganization.

Capitalization Table as of October 31, 2019 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)		Acquiring Fund Pro Forma
Net Assets
Class A	$228,754,175	$215,710,053	$(387,510	)(2)	$444,076,718
Class C	14,455,203	23,083,320	(29,982	)(2)	37,508,541
Class R3	497,176	23,090,781	(9,234	)(2)	23,578,723
Class R6	370,595	52,824,240	(18,614	)(2)	53,176,221
Class I	124,465,572	661,389,770	(558,035	)(2)	785,297,307

Total	$368,542,721	$976,098,164	$(1,003,375)		$1,343,637,510

Shares Outstanding
Class A	10,106,119	15,174,988	5,968,363	(3)	31,249,470
Class C	674,653	1,656,989	361,620	(3)	2,693,262
Class R3	21,738	1,632,532	13,247	(3)	1,667,517
Class R6	16,274	3,634,192	9,010	(3)	3,659,476
Class I	5,467,592	45,881,070	3,143,871	(3)	54,492,533

Total	16,286,376	67,979,771	9,496,111		93,762,258

	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)	Acquiring Fund Pro Forma
Net Asset Value Per Share
Class A	$22.64	$14.21		$14.21
Class C	$21.43	$13.93		$13.93
Class R3	$22.87	$14.14		$14.14
Class R6	$22.77	$14.54		$14.53
Class I	$22.76	$14.42		$14.41
Shares Authorized
Class A	Unlimited	2,000,000,000		2,000,000,000
Class C	Unlimited	2,000,000,000		2,000,000,000
Class R3	Unlimited	2,000,000,000		2,000,000,000
Class R6	Unlimited	2,000,000,000		2,000,000,000
Class I	Unlimited	2,000,000,000		2,000,000,000

(1)

The pro forma balances are presented as if the Reorganization was effective as of October 31, 2019, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on October 16, 2020 or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.

(2)

The expenses associated with the proposed Reorganization are estimated to be approximately $290,000, which are currently expected to be allocated to the Target Fund and the Acquiring Fund in the amounts of $5,000 and $285,000, respectively. To the extent that a Fund’s expenses, including the Reorganization expenses, would exceed the Fund’s current expense cap, Nuveen will absorb the portion of the Reorganization expenses necessary for the Fund to operate within the cap. Based on current expense levels, it is anticipated that Nuveen will absorb all Reorganization expenses allocated to the Target Fund. The figures assume the Target Fund will be required to distribute its tax basis undistributed net investment income of $3,485,611 to its shareholders prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Target Fund shares using estimated reinvestment rates of 85%, 83%, 47%, 9% and 69% for Class A, Class C, Class R3, Class R6 and Class I, respectively, resulting in a total cash distribution for the Target Fund of $718,375.

(3)

Reflects the issuance by the Acquiring Fund of approximately 16,074,482 Class A shares, 1,036,273 Class C shares, 34,985 Class R3 shares, 25,284 Class R6 shares and 8,611,463 Class I shares to Class A, Class C, Class R3, Class R6 and Class I shareholders, respectively, of the Target Fund.

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund pursuant to the Agreement will be passed on by Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota, 55402.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of June 5, 2020, the record date (the “Record Date”) with respect to the Special Meeting of the Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated pro forma percentage of shares of the Acquiring Fund that would have been owned by such parties assuming the Reorganization occurred on the Record Date. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of the Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization
A	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	11.93%	6.15%

A	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1932	10.43%	5.38%

A	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	9.50%	4.89%

A	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	7.31%	3.77%

A	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	7.27%	3.75%

A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	7.10%	18.96%

C	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	19.96%	12.14%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization
C	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	17.98%	6.98%

C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	17.38%	13.39%

C	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1932	10.92%	4.24%

C	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	6.19%	6.16%

C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	5.58%	5.75%

C	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	5.16%	7.34%

R3	Ascensus Trust Company FBO Eastside Christian School 401(K) P.O. Box 10758 Fargo ND 58106-0758	47.59%	0.30%

R3	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	36.36%	0.23%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization
R3	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	16.05%	0.10%

R6	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	78.07%	0.01%

R6	First Command Bank PO Box 901075 Fort Worth TX 76101-2075	11.92%	0.00%

R6	Great-West Trust Company LLC Ttee Career Education Corp 401K C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	9.17%	0.00%

I	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	33.28%	4.37%

I	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	9.81%	1.29%

I	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	8.48%	1.11%

I	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	8.25%	1.08%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization
I	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	7.40%	0.97%

I	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	6.06%	0.80%

I	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	5.51%	0.72%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization
A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	31.55%	18.96%

A	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Rd Saint Louis MO 63131-3710	5.70%	2.76%

C	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	18.27%	11.18%

C	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	11.48%	7.03%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization
C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	10.85%	13.39%

C	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	8.72%	7.34%

C	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	8.17%	5.00%

C	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	7.18%	12.14%

C	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	6.15%	6.16%

C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	5.85%	5.75%

C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	5.37%	3.29%

C	Great-West Trust Co LLC Trustee FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	5.20%	3.18%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization
R3	PIMS/Prudential Retirement As Nominee for the Ttee/Cust Prudential SmartSolution IRA 280 Trumbull St. Hartford CT 06103-3509	61.20%	60.81%

R3	PIMS/Prudential Retirement As Nominee for the Ttee/Cust Prudential SmartSolution IRA 280 Trumbull St. Hartford CT 06103-3509	12.15%	12.07%

R3	PIMS/Prudential Retirement As Nominee for the Ttee/Cust Prudential SmartSolution IRA 280 Trumbull St. Hartford CT 06103-3509	8.44%	8.38%

R6	TIAA-CREF IMF Lifecycle Fund #2040 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	18.99%	18.99%

R6	TIAA-CREF IMF Lifecycle Fund #2035 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	14.47%	14.47%

R6	TIAA-CREF IMF Lifecycle Fund #2045 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	12.70%	12.70%

R6	TIAA-CREF IMF Lifecycle Fund #2030 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	12.56%	12.55%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Acquiring Fund After the Reorganization
R6	TIAA-CREF IMF Lifecycle Fund #2025 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	10.63%	10.62%

R6	TIAA-CREF IMF Lifecycle Fund #2050 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	9.01%	9.01%

R6	TIAA-CREF IMF Lifecycle Fund #2020 Attn Janice Carnicelli MSC 730/07/01 730 3rd Ave New York NY 10017-3206	7.00%	6.99%

I	JP Morgan Chase Bank NA FBO TIAA-CREF Trust Co as Cust For IRA Clients 4 Metrotech Ctr Brooklyn NY 11245-0004	59.92%	52.05%

I	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	8.55%	7.43%

As of the close of business on June 5, 2020, there were 9,329,186.1240 Class A shares, 562,120.4910 Class C shares, 5,846.1600 Class R3 shares, 9,649.0900 Class R6 shares and 3,544,544.2980 Class I shares of the Target Fund outstanding. As of the Record Date, the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.

As of close of business on June 5, 2020, there were 14,793,548.0550 Class A shares, 1,448,874.9950 Class C shares, 1,557,470.6750 Class R3 shares, 98,683,573.7720 Class R6 shares and 39,072,770.8480 Class I shares of the Acquiring Fund outstanding. As of the Record Date, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Fund and as a group owned less than 1% of each class of shares of the Fund.

As set forth in the tables above, affiliates of Nuveen (including funds managed by affiliates of Nuveen) own shares of the Target Fund. It is expected that these shares will be present at the Special Meeting and voted in favor of the Reorganization proposal.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings, but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees or any individual Trustee should write to their Fund, to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board of Trustees’ independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of this Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Shareholder Approval of the Reorganization

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote of the Target Fund, voting as a single class.

Voting by Proxy

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board of Trustees, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the Reorganization and thus have the same effect as a vote “AGAINST” the Reorganization.

Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the virtual Special Meeting and voting. The submission of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so. If you intend to attend and vote your shares at the Special Meeting, you must comply with the procedural requirements set forth in the accompanying Notice of Special Meeting of Shareholders.

Quorum and Other Voting Requirements

The presence in person (virtually) or by proxy of the holders of a majority of the voting power of the shares of beneficial interest of the Target Fund entitled to vote at the Special Meeting will constitute a quorum for the transaction of any business.

With respect to the Target Fund, if a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the holders of a majority of shares present in person (virtually) or by proxy and entitled to vote shall have the power to adjourn the Special Meeting to permit further solicitation of proxies. The Special Meeting of shareholders may be adjourned by announcement to a designated time and place by the vote of the holders of a majority of the shares present and entitled to vote at the Special Meeting even though less than a quorum may be present. An adjourned meeting may reconvene as designated, and when a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Proxies of shareholders of the Target Fund are solicited by the Board of Trustees. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

June 24, 2020

Please sign and return your proxy promptly.

Your vote is important and your participation

in the affairs of your Fund does make a difference.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [•] day of June, 2020 by Nuveen Investment Funds, Inc., a Maryland corporation (the “Acquiring Company”), on behalf of Nuveen Dividend Value Fund, a series of the Acquiring Company (the “Acquiring Fund”), Nuveen Investment Trust, a Massachusetts business trust (the “Target Trust”), on behalf of Nuveen Large Cap Value Fund, a series of the Target Trust (the “Target Fund”), and Nuveen Fund Advisors, LLC (for purposes of Section 9.1 of this Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Company and Target Trust may be referred to herein each as a “Company” and, collectively, as the “Companies.” The Acquiring Fund and the Target Fund may be referred to herein each as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued shares of common stock, par value $0.0001 per share, of the corresponding classes of shares of the Acquiring Fund as set forth on Exhibit A (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all of the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Company, the Target Fund is a separate series of the Target Trust, and each Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Directors of the Acquiring Company (the “Acquiring Company Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Target Trust (the “Target Trust Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1    THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in

Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. All Acquiring Fund Shares to be issued to the Target Fund shall be issued at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Target Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. With respect to Class C shares of the Acquiring Fund that are transferred in the Reorganization to former holders of Class C shares of the Target Fund, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class C shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2    ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions, as set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Trust Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.3    LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4    LIQUIDATING DISTRIBUTION. As of the Effective Time (as defined in Section 3.1), the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1 to its shareholders of record of the corresponding class of shares, determined as of the time of such distribution (each a “Target Fund Shareholder” and, collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All of the issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6    TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7    LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Target Trust’s governing documents and the laws of the Commonwealth of Massachusetts promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8    REPORTING. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9    BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1    VALUATION OF TARGET FUND ASSETS. The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2    VALUATION OF ACQUIRING FUND SHARES. The net asset value per share for each class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3    SHARES TO BE ISSUED. The number of Acquiring Fund Shares (including fractional shares, if any) to be issued in exchange for the Target Fund’s net assets as described in Article I shall be determined with respect to each class by dividing the value of such assets (net of the liabilities) transferred to the Acquiring Fund with respect to each class of shares of the Target Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined in accordance with Section 2.2.

2.4    EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5    COMPUTATIONS OF NET ASSETS. All computations of net asset value in this Article II shall be made by or under the direction of the Funds’ custodian in accordance with its regular practice in such capacity.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE. The conditions precedent set forth in Articles VI–VIII herein must be satisfied or waived with respect to both Funds in order for the closing of the Reorganization to take place. The Closing shall occur on October 16, 2020 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3    TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all of the Target Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Target Fund at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4    DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF THE TARGET FUND. The Target Trust, on behalf of itself and the Target Fund, represents and warrants as follows:

(a)    The Target Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)    The Target Fund is a separate series of the Target Trust duly authorized in accordance with the applicable provisions of the Target Trust’s Declaration of Trust.

(c)    The Target Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)    The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Target Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing.

(f)    No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)    The financial statements of the Target Fund as of August 31, 2019, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of August 31, 2019, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)    The unaudited semi-annual financial statements of the Target Fund as of February 29, 2020, and for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 29, 2020, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(i)    Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)    All federal, state, local, and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)    All of the issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Target Fund (recognizing that under the laws of the

Commonwealth of Massachusetts, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Target Fund, and no outstanding securities convertible into shares of the Target Fund.

(l)    At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Trust Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)    The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(o)    From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders and as of the Closing, any written information furnished by the Target Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(q)    For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund has not

taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Company, on behalf of itself and the Acquiring Fund, represents and warrants as follows:

(a)    The Acquiring Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland.

(b)    The Acquiring Fund is a separate series of the Acquiring Company duly authorized in accordance with the applicable provisions of the Acquiring Company’s Articles of Incorporation.

(c)    The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the provisions hereof) will not result, in violation of the Acquiring Company’s Articles of Incorporation or Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)    No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)    The financial statements of the Acquiring Fund as of October 31, 2019 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2019, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)    Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)    All federal, state, local, and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)    All of the issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and no outstanding securities convertible into shares of the Acquiring Fund.

(j)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Company Board required pursuant to Rule 17a-8(a) under the 1940 Act.    This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)    The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund.

(l)    The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)    From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders and as of the Closing, any written information furnished by the Acquiring Company with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)    For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date), and intends to continue to qualify as a RIC under Subchapter M of the Code; (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year.

(p)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS

5.1    OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distributions necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2    APPROVAL OF SHAREHOLDERS. The Target Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement and the transactions contemplated thereby and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Controller or Treasurer of the Target Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7    PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Company will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders and related matters (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8    TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Companies shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Companies will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1    All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by the Acquiring Company’s Chief Administrative Officer or any Vice President, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Target Fund shall reasonably request.

6.2    The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements, and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1    All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by the Target Trust’s Chief Administrative Officer or any Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2    The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements, and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3    The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Trust.

7.4    Prior to the Valuation Time, the Target Fund will have declared and paid the dividends contemplated by Section 8.5.

7.5    The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment or waiver of the following conditions:

8.1    This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this Section 8.1.

8.2    As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained or made.

8.4    The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The Target Fund shall have declared and paid, prior to the Valuation Time, a dividend or dividends with respect to its shares that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6    The Target Fund shall have received an opinion from Vedder Price P.C., and, with respect to matters of laws of the State of Maryland, Dorsey & Whitney, LLP, each dated as of the Closing Date, substantially to the effect that:

(a)    The Acquiring Company is a corporation validly existing and in good standing under the laws of the State of Maryland.

(b)    The execution and delivery of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to this Agreement will not, violate the Acquiring Company’s Articles of Incorporation or Bylaws.

(c)    To the knowledge of such counsel, (i) the Acquiring Company is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the State of Maryland for the issuance of Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.7    The Acquiring Fund shall have received an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)    The Target Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)    The execution and delivery of this Agreement by the Target Trust, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to this Agreement will not, violate the Target Trust’s Declaration of Trust or By-Laws.

(c)    To the knowledge of such counsel, (i) the Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.8    The Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)    The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)    No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)    No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e)    The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)    The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)    The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)    The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Companies and the Funds, and each Company and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1    The expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by the Funds ratably up to each Fund’s anticipated cost savings in the first year following the Reorganization. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that a Fund’s expenses, including Reorganization Expenses, exceed a Fund’s expense limitation, the Adviser will bear the Reorganization Expenses. If the Reorganization is not approved or completed, the Adviser or an affiliate will bear the Reorganization Expenses. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear its own such costs.

9.2    Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3    Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1    The parties agree that no party has made to the other party any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer or any Vice President of each Company without further action by the Target Trust Board or the Acquiring Company Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)    a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)    a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)    a determination by the Target Trust Board or the Acquiring Company Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Companies or the Funds.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Company subject to the prior review of each Fund’s counsel and the authorization of each of the Target Trust Board and Acquiring Company Board; provided, however, that following the meeting of the shareholders of the Target Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1    The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    It is expressly agreed that the obligations of the Target Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Target Trust of which the Target Fund is a series personally, but shall bind only the property of the Target Fund, as provided in the Target Trust’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Target Trust’s Board of Trustees, on behalf of the Target Fund, and this Agreement has been signed by authorized officers of the Target Trust acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Target Fund, as provided in the Target Trust’s Declaration of Trust.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT FUNDS, INC. on behalf of Nuveen Dividend Value Fund By: Name: Title:
NUVEEN INVESTMENT TRUST, on behalf of Nuveen Large Cap Value Fund By: Name: Title:
The undersigned is a party to this Agreement for the purposes of Section 9.1 only: NUVEEN FUND ADVISORS, LLC By: Name: Title:

[Signature Page to Agreement and Plan of Reorganization—

Reorganization of Nuveen Investment Trust/Nuveen Large Cap Value Fund

into Nuveen Investment Funds, Inc./Nuveen Dividend Value Fund]

EXHIBIT A

SHARE CLASSES

Nuveen Large Cap Value Fund (Target Fund) Share Classes	Nuveen Dividend Value Fund (Acquiring Fund) Corresponding Share Classes
A	A
C	C
R3	R3
R6	R6
I	I

APPENDIX B

FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUND

The financial highlights table is intended to help you understand the Acquiring Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the Acquiring Fund’s financial statements, are included in the annual report, which is incorporated by reference into the Reorganization SAI and available upon request.

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended October 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets	Ratios of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(c)
Class A (12/92)
2019	$14.32	$0.26	$0.96	$1.22	$(0.28)	$(1.05)	$(1.33)	$14.21	9.81%	$215,710	1.11%	1.94%	93%
2018	15.67	0.25	0.35	0.60	(0.24)	(1.71)	(1.95)	14.32	3.72	264,271	1.08	1.68	68
2017	15.12	0.22	2.72	2.94	(0.22)	(2.17)	(2.39)	15.67	20.95	269,063	1.08	1.46	56
2016	15.81	0.25	0.48	0.73	(0.30)	(1.12)	(1.42)	15.12	5.33	259,457	1.14	1.69	67
2015	17.44	0.28	(0.44)	(0.16)	(0.34)	(1.13)	(1.47)	15.81	(0.87)	310,055	1.15	1.72	53
Class C (2/99)
2019	14.06	0.16	0.93	1.09	(0.17)	(1.05)	(1.22)	13.93	8.98	23,083	1.86	1.19	93
2018	15.41	0.14	0.35	0.49	(0.13)	(1.71)	(1.84)	14.06	2.98	31,111	1.83	0.95	68
2017	14.90	0.11	2.68	2.79	(0.11)	(2.17)	(2.28)	15.41	20.09	39,825	1.83	0.72	56
2016	15.60	0.14	0.47	0.61	(0.19)	(1.12)	(1.31)	14.90	4.46	43,097	1.89	0.94	67
2015	17.23	0.16	(0.44)	(0.28)	(0.22)	(1.13)	(1.35)	15.60	(1.59)	53,507	1.90	0.98	53
Class R3 (9/01)
2019	14.26	0.23	0.94	1.17	(0.24)	(1.05)	(1.29)	14.14	9.50	23,091	1.36	1.68	93
2018	15.60	0.22	0.36	0.58	(0.21)	(1.71)	(1.92)	14.26	3.53	27,927	1.33	1.44	68
2017	15.08	0.18	2.71	2.89	(0.20)	(2.17)	(2.37)	15.60	20.64	33,639	1.33	1.21	56
2016	15.77	0.22	0.47	0.69	(0.26)	(1.12)	(1.38)	15.08	5.01	31,758	1.39	1.49	67
2015	17.41	0.24	(0.45)	(0.21)	(0.30)	(1.13)	(1.43)	15.77	(1.12)	42,618	1.40	1.45	53
Class R6 (2/13)
2019	14.61	0.32	0.99	1.31	(0.33)	(1.05)	(1.38)	14.54	10.29	52,824	0.72	2.30	93
2018	15.93	0.32	0.36	0.68	(0.29)	(1.71)	(2.00)	14.61	4.15	172,215	0.72	2.05	68
2017	15.32	0.25	2.79	3.04	(0.26)	(2.17)	(2.43)	15.93	21.40	188,356	0.73	1.63	56
2016	15.99	0.30	0.49	0.79	(0.34)	(1.12)	(1.46)	15.32	5.63	50,588	0.79	2.04	67
2015	17.62	0.34	(0.45)	(0.11)	(0.39)	(1.13)	(1.52)	15.99	(0.51)	56,123	0.81	2.03	53
Class I (8/94)
2019	14.51	0.30	0.98	1.28	(0.32)	(1.05)	(1.37)	14.42	10.14	661,390	0.86	2.18	93
2018	15.85	0.30	0.36	0.66	(0.29)	(1.71)	(2.00)	14.51	4.02	617,086	0.83	1.94	68
2017	15.27	0.26	2.75	3.01	(0.26)	(2.17)	(2.43)	15.85	21.25	561,047	0.83	1.73	56
2016	15.95	0.29	0.49	0.78	(0.34)	(1.12)	(1.46)	15.27	5.56	654,967	0.89	1.95	67
2015	17.60	0.33	(0.46)	(0.13)	(0.39)	(1.13)	(1.52)	15.95	(0.64)	930,850	0.90	1.99	53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.

B-1

Nuveen, LLC

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	LGV 0820

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

Visit www.meetingcenter.io/270120979

on August 17 at 2:00 p.m. Central Time.

To participate in the Virtual Meeting,

enter the 14-digit control number from

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The Password for this meeting is

NUVL2020

Please detach at perforation before mailing.
NUVEEN LARGE CAP VALUE FUND A SERIES OF NUVEEN INVESTMENT TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 17, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Large Cap Value Fund (the “Target Fund”), a series of Nuveen Investment Trust, a Massachusetts business trust, revoking previous proxies, hereby appoints Mark Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Target Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetingcenter.io/270120979, on August 17, 2020, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is NUVL2020. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Large Cap Value Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NLV_31403_060920

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VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Large Cap Value Fund

Special Meeting of Shareholders to Be Held Virtually on August 17, 2020.

The Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal
		FOR	AGAINST	ABSTAIN
1.

To approve consolidation of the Target Fund into Nuveen Dividend Value Fund (the “Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization that provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued Class A, Class C, Class R3, Class R6 and Class I shares of common stock of the Acquiring Fund and the Acquiring Fund’s assumption of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of Acquiring Fund shares to shareholders of each corresponding class of the Target Fund in complete liquidation and termination of the Target Fund.

		☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting.
B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

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Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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xxxxxxxxxxxxxx	NLV 31403	M xxxxxxxx

DATED JUNE 24, 2020

STATEMENT OF ADDITIONAL INFORMATION

NUVEEN DIVIDEND VALUE FUND

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN LARGE CAP VALUE FUND

333 West Wacker Drive

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated June 24, 2020 for use in connection with the special meeting of shareholders of Nuveen Large Cap Value Fund (the “Target Fund”), a series of Nuveen Investment Trust, a Massachusetts business trust, to be held on August 17, 2020, at 2:00 p.m. Central time, and at any and all adjournments and postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Nuveen Dividend Value Fund (the “Acquiring Fund”), a series of Nuveen Investment Funds, Inc., a Maryland corporation, as described in the Proxy Statement/Prospectus. The Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and together as the “Funds.” Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Fund at the address shown above or by calling (800) 257-8787.

Further information about the Funds is contained in each Fund’s Statement of Additional Information. The Acquiring Fund’s Statement of Additional Information, dated February 28, 2020 (as filed February 28, 2020) (File Nos. 033-16905 and 811-05309), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Fund. The Target Fund’s Statement of Additional Information, dated December 31, 2019 (as filed December 27, 2019) (File Nos. 333-03715 and 811-07619), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Target Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganization had been consummated on October 31, 2019.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s annual report for the fiscal year ended October  31, 2019 (as filed January 8, 2020) (File No. 811-05309), which is incorporated herein by reference only insofar it relates to the Acquiring Fund. No other parts of the Acquiring Fund’s annual report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s annual report for the fiscal year ended August 31, 2019 (as filed November 7, 2019) (File No. 811-07619), which is incorporated herein by reference only insofar as it relates to the Target Fund. The unaudited financial statements for the Target Fund are contained in the Target Fund’s semi-annual report for the semi-annual period ended February  29, 2020 (as filed May 7, 2020) (File No. 811-07619), which is incorporated herein by reference only insofar as it relates to the Target Fund. No other parts of the Target Fund’s annual or semi-annual reports are incorporated by reference herein.

The date of this SAI is June 24, 2020.

Appendix A

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived, including that shareholders of the Target Fund must approve the Reorganization. If the Target Fund does not obtain the requisite approvals or other closing conditions are not satisfied or waived, the closing will not occur. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Acquiring Fund as of October 31, 2019. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 – Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated in the table below.

Target Fund	Acquiring Fund	12 Month Period Ended
Nuveen Large Cap Value Fund (“Target Fund”)	Nuveen Dividend Value Fund (“Acquiring Fund”)	October 31, 2019

Note 2 – Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Target Fund and the Acquiring Fund are series of registered open-end management investment companies. The Reorganization will be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that the Target Fund will make net investment income distributions of $3,485,611 to its shareholders prior to the Reorganization. The pro forma information assumes that such distributions were reinvested in Target Fund shares using reinvestment rates of 85%, 83%, 47%, 9% and 69% for Class A, Class C, Class R3, Class R6 and Class I shares, respectively, resulting in total cash distributions for the Target Fund of $718,375. The table below shows the shares that shareholders of the Target Fund would have received if the Reorganization had taken place on the period end date in Note 1.

Nuveen Large Cap Value Fund (Target Fund) Share Class	Nuveen Dividend Value Fund (Acquiring Fund) Share Class	Nuveen Dividend Value Fund (Acquiring Fund) Shares Exchanged
Class A	Class A	16,074,482
Class C	Class C	1,036,273
Class R3	Class R3	34,985
Class R6	Class R6	25,284
Class I	Class I	8,611,463

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In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Nuveen Large Cap Value Fund (Target Fund)	$368,542,721	October 31, 2019
Nuveen Dividend Value Fund (Acquiring Fund)	$976,098,164	October 31, 2019
Nuveen Dividend Value Fund Pro Forma	$1,343,637,510	October 31, 2019

Note 3 – Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Pro Forma financial information as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the Nuveen Dividend Value Fund Pro Forma Net Assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Fee waiver/expense reimbursement(1)	$(1,053,018)	(0.08)%
Management fees(2)	(150,234)	(0.01)%
Custodian fees(3)	(31,922)	(0.00	)%(4)
Shareholder reporting expenses(3)	(20,488)	(0.00	)%(4)
Professional fees(3)	(17,014)	(0.00	)%(4)
Other(3)	(7,651)	(0.00	)%(4)
Federal and state registration fees(3)	(6,843)	(0.00	)%(4)

Total Pro Forma Net Expense Adjustment	$(1,287,170)	(0.10)%

(1)

Reflects the increase in expense reimbursement payments Nuveen Fund Advisors, LLC would have made to the combined fund if the Reorganization had occurred on the first day of the 12-month period ended October 31, 2019.

(2)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganization to the combined fund’s average net assets.
(3)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(4)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

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Note 4 – Reorganization Costs

The direct costs of the Reorganization will be allocated between the Funds ratably based on the cost savings each Fund is projected to experience in the first year following the Reorganization as opposed to continuing to operate separately. The direct costs of the Reorganization are estimated to be $290,000. These costs represent the estimated nonrecurring expenses of the Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganization to be borne by the Funds, up to their expected cost savings from the Reorganization. Based on projected cost savings to each Fund, the Target Fund is expected to be allocated approximately $5,000 and the Acquiring Fund is expected to be allocated approximately $285,000 of expenses in connection with the Reorganization. To the extent that the Target Fund’s expenses, including the Reorganization expenses, would exceed the Target Fund’s current expense cap, Nuveen will absorb the portion of the Reorganization expenses necessary for the Target Fund to operate within the cap. Based on current expense levels, it is anticipated that Nuveen will absorb all Reorganization expenses allocated to the Target Fund. The Pro Forma financial information included in Note 2 has been adjusted for estimated costs related to the Reorganization expected to be borne by the Acquiring Fund. If the Reorganization is not approved or completed, Nuveen Fund Advisors will bear the costs of the Reorganization.

Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganization had occurred as of October 31, 2019, the Target Fund would not have been required to dispose of any of its positions in order to comply with the Acquiring Fund’s investment policies and restrictions. However, in order to better align the portfolios of the Funds, it is estimated that approximately 82% of the Target Fund’s investment portfolio will be sold. It is anticipated that such sales will occur prior to the Reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $17.6 million (approximately $1.08 per share) and brokerage commissions or other transaction costs of approximately $345,000, based on average commission rates normally paid by the Target Fund, if such sales occurred on October 31, 2019. The repositioning is expected to primarily consist of reducing the weight in the Industrials, Financials, Energy, Health Care, Materials and Consumer Discretionary sectors and increasing the weight to the Communication Services, Utilities, Information Technology, Consumer Staples and Real Estate sectors. Additionally, it is expected that securities that do not meet the Acquiring Fund’s dividend criteria would be sold.

Note 5 – Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund.

Note 6 – Capital Loss Carryforward

As of October 31, 2019, the Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any, per the table below.

	Nuveen Large Cap Value Fund (Target Fund)	Nuveen Dividend Value Fund (Acquiring Fund)
Capital losses to be carried forward – not subject to expiration	$24,117,459	$—

A portion of the capital loss carryforwards may be subject to limitations under the Internal Revenue Code and related regulations upon the closing of the Reorganization.

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